 Filed pursuant to Rule 497(e)

Securities Act File No. 333-196273

Investment Company Act File No. 811-22930

USCF ETF TRUST

STOCK SPLIT INDEX FUND – TOFR*

Supplement dated April 7, 2017, to the Prospectus for Stock Split Index Fund dated October 31, 2016

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Stock Split Index Fund, a series of USCF ETF Trust, dated October 31, 2016. This supplement should be read in conjunction with the Prospectus. Terms used but not defined herein shall have the meanings ascribed to them in the Prospectus. Please read it and keep it with your Prospectus for future reference.

All References to Kevin Baum as Portfolio Manager in the Prospectus for TOFR are hereby removed.

The information under the three paragraphs of the section titled “Portfolio Managers” located on page 9 of the Prospectus for TOFR is hereby replaced with the following:

Portfolio Managers

Andrew F Ngim, Manager, Principal and Chief Operating Officer of United States Commodity Funds LLC (“USCF”), and Assistant Secretary and Assistant Treasurer of the Adviser, has been Co-Portfolio Manager of the Fund since the Fund’s inception in 2014.

John Love, CFA, President of the Adviser, has been a Co-Portfolio Manager of the Fund since the Fund’s inception in 2014.

The information under the six paragraphs of the section titled “PORTFOLIO MANAGEMENT” located on pages 20 and 21 of the Prospectus for TOFR is hereby replaced with the following:

PORTFOLIO MANAGEMENT

The Adviser supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities. The Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

The individual members of the team responsible for the day-to-day management of the Fund’s portfolio are listed below.

Mr. Andrew F Ngim has served as Manager, Assistant Treasurer and Assistant Secretary of the Adviser since its inception. Mr. Ngim, co-founded USCF in 2005 and has served as a Management Director of USCF since May 2005. Mr. Ngim also served as USCF’s Treasurer from June 2005 to February 2012 and was appointed Chief Operating Officer in September 2016. Mr. Ngim has served as the Co-Portfolio Manager for the Fund since its inception in 2014 and portfolio manager for the United States Commodity Index Fund, United States Agriculture Index Fund and United States Copper Index Fund since January 2013 and for the USCF Commodity Strategy Fund since March 2017. Prior to and concurrent with his services to USCF and the Adviser, from January 1999 to January 2013, Mr. Ngim served as a Managing Director for Ameristock Corporation, a California-based investment adviser, which he co-founded in March 1995, and was Co-Portfolio Manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013. Mr. Ngim earned his B.A. from the University of California at Berkeley. Mr. Ngim is 56 years old.

Mr. John Love, CFA was appointed President of the Adviser in June 2015 and has served as a Co-Portfolio Manager for the Fund since its inception. Since June 2015, Mr. Love has served as President and Chief Executive Officer of USCF and prior to that served as USCF’s Senior Portfolio Manager since 2006. Mr. Love has been listed with the CFTC as a Principal of USCF since January 2006. Mr. Love also served as the operations manager of Ameristock Corporation from October 2002 to January 2007, where he was responsible for back office and marketing activities for the Ameristock Mutual Fund, Inc. and Ameristock Focused Value Fund and for the firm in general. Mr. Love holds a Series 7 and a Series 3 license. Mr. Love received his CFA designation in 2012. He is a member of the CFA Institute (formerly AIMR) and the CFA Society of Los Angeles. Mr. Love is a graduate of the University of Southern California. Mr. Love is 45 years old.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Fund.

The information under the first paragraph of the section titled “MANAGEMENT” located on page 19 of the Prospectus for TOFR is hereby replaced with the following:

MANAGEMENT

Investment Adviser

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser has been registered as an investment adviser with the SEC since July 2, 2014, and is a wholly-owned subsidiary of Wainwright Holdings, Inc. (“Wainwright”). On December 9, 2016, Wainwright was acquired by Concierge Technologies, Inc., a company publicly traded under the ticker symbol “CNCG” (“Concierge”). Mr. Nicholas Gerber along with certain family members and certain other shareholders, own the majority of the shares in Concierge. Wainwright will continue to operate its business as a wholly-owned subsidiary of Concierge. The Adviser’s office is located at 1999 Harrison Street, Suite 1530, Oakland, CA 94612. As of June 30, 2016, the Adviser and its affiliates had approximately $5 billion in assets under management.

USCF ETF Trust • c/o ALPS Distributors, Inc.

1290 Broadway • Suite 1100 Denver • Colorado 80203

1-800-920-0259 • www.uscfinvestments.com

Please retain this supplement for future reference.